UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________
FORM
8-K
____________________________________
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):

November 30, 2023
____________________________________

Vaxxinity, Inc.
(Exact name of registrant as specified in its charter)
____________________________________

Delaware
001-41058
86-2083865
(State or other jurisdiction (Commission (IRS Employer
of incorporation) File Number) Identification No.)

505 Odyssey Way
Merritt Island
,
FL
32953
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number,

including area code: (
254
)
244-5739

Not Applicable
(Former name or former address, if changed since last report)
____________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class
Trading
Symbol(s)
Name of each exchange
on which registered
Class A Common Stock, par value $0.0001
per share
VAXX
The Nasdaq

Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933
(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company

☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory
Arrangements of Certain Officers.
Katherine Eade resigned from the board of directors of Vaxxinity,

Inc. (the “Company”) on November 30, 2023. Ms. Eade’s
resignation is not the result of a disagreement with the Company on any matter relating to the Company’s operations, policies or practices. The Company thanks Ms. Eade for her service to the Company.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: December 1, 2023
VAXXINITY,

INC.
By: /s/ Mei Mei Hu
Name:

Mei Mei Hu
Title:

Chief Executive Officer